Subsequent Events	12 Months Ended
Mar. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 9. Subsequent Events

Initial Public Offering

Subsequent to March 31, 2014, in connection with the IPO, the underwriters exercised a portion of the Over-Allotment Option pursuant to which the Company sold an additional 154,290 shares of common stock, which resulted in $1,028,000 of aggregate gross proceeds to the Company. As of the date of this filing, the IPO has terminated.

Stock-Based Compensation

On May 11, 2014, the Company granted restricted stock units exercisable for an aggregate of 409,355 shares (“RSUs”) to employees and directors, pursuant to the 2013 Plan. RSUs for 341,000 shares of common stock vest ratably over three years on a quarterly basis and RSUs for 68,355 shares vest in equal installments based on achievement of the following: (1) enrollment of the first patient in the first pivotal clinical trial for RUT58-60 on or prior to May 11, 2017; (2) enrollment of the first patient in the second pivotal clinical trial for RUT58-60 on or prior to May 11, 2018; and (3) completion of the clinical study report containing the results of the second pivotal clinical trial for RUT58-60 on or prior to May 11, 2019.
On May 12, 2014, the Company granted options to employees and directors to purchase an aggregate of 332,500 shares of common stock at an exercise price of $6.37 per share, pursuant to the 2013 Plan. The shares vest ratably over three years on a quarterly basis.

Employment Agreement

On June 24, 2014, the compensation committee of the Company’s board of directors approved an employment agreement for its Chief Financial Officer (“CFO”), which replaced the offer letter previously in effect between the Company and the CFO. The employment agreement continues to provide for an annual base salary of $225,000, subject to increase, as determined by the Company’s board of directors. The employment agreement further provides for payments to the CFO in the event of termination without cause or resignation by the CFO for good reason, as such terms are defined in the employment agreement. In the event that the CFO is terminated without cause or resigns for good reason, the CFO is entitled to: (i) a lump severance payment equal to 18 times the average monthly base salary paid to the CFO over the preceding 12 months; (ii) up to one year (the lesser of one year following the date of termination or until the CFO becomes eligible for medical insurance coverage provided by another employer) reimbursement for health care premiums under COBRA; and (iii) automatic vesting of all unvested options and other equity awards; provided that in the event the CFO resigns for good reason prior to a change of control, only the vesting of the restricted stock units granted by the Company on May 12, 2014 shall be accelerated.